LONG-TERM DEBT (Tables)	12 Months Ended
Dec. 31, 2011
LONG-TERM DEBT [Abstract]
Long-term Debt
Long-term debt at December 31 consisted of the following (in thousands):

	2011	2010

5.88% Title XI note payable, due March 2012, secured by the Gorilla VI	$7,109	$21,361
2.80% Title XI note payable, due October 2013, secured by the Gorilla VII	30,898	46,348
5.0% Senior Notes, due September 2017, net of discount (5.1% effective rate)	398,394	398,111
4.33% Title XI note payable, due May 2019, secured by the Scooter Yeargain	45,598	51,678
7.875% Senior Notes, due August 2019, net of discount (8.0% effective rate)	497,511	497,181
3.525% Title XI note payable, due May 2020, secured by the Bob Keller	50,801	56,779
3.158% Title XI note payable, due July 2021, secured by the Bob Palmer	104,047	114,453
Total long-term debt	1,134,358	1,185,911
Less: Current maturities	(45,023)	(52,166)
Long-term debt, excluding current maturities	$1,089,335	$1,133,745